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                       OFFICE OF THE UNITED STATES TRUSTEE
                                  Exhibit 99.3
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


                                                                  ---------------------------------------------------------
                                                                  DEBTOR IN POSSESSION INTERIM STATEMENT
In re:

American Waste Transport, Inc.                                    Statement Number:          15

                                                                  For the period FROM:       2/1/02
                                                 Debtor.                                     -------
---------------------------------------------------------
                                                                                  TO:        2/28/02
Chapter 11 Case No.:  LA 00-44134 ES                                                         --------
---------------------------------------------------------         ---------------------------------------------------------
                                                                  -------------------- ----------------- ------------------
                                                                    GENERAL ACCOUNT    PAYROLL ACCOUNT    TAX  ACCOUNT
CASH ACTIVITY ANALYSIS (Cash Basis Only)                          -------------------- ----------------- ------------------
A.    Total Receipts per all Prior Interim Statements             $  3,700,913.07       $  608,892.03     $  234,448.84
B.    Less:  Total Disbursements per all Prior Statements         -------------------- ----------------- ------------------
C.    Beginning Balance (A less B)                                $  3,663,723.51       $  608,180.39     $  234,019.92
D.    Receipts during Current Period                              -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)                      $     37,189.56       $      711.64     $      428.92
      Description                                                 -------------------- ----------------- ------------------




      TOTAL RECEIPTS THIS PERIOD:
E.    Balance Available (C plus D)                                $     37,189.56       $      711.64     $      428.92
F:    Less:  Disbursements during Current Period                  -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)
      Date         Check No.       Payee/Purpose
      ----         --------        -------------



                                                                                                          $       18.00
      TOTAL DISBURSEMENTS THIS PERIOD:                            $        750.00      $        18.00
G.       Ending Balance (E less F)                                -------------------- ----------------- ------------------
                                                                  $     36,439.56      $       693.64     $      410.92
                                                                  -------------------- ----------------- ------------------


H.    (1)  General Account::
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2017-36008
                               ----------
      (2) Payroll Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number:  2019-36009
                               -----------
      (3)  Tax Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number:  2012-36007
I.    Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):
         Petty Cash     $ 3,000.00

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I, Eugene Tidgewell, Vice President, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:   May 29, 2002



                                         /s/ Eugene W. Tidgewell
                                         --------------------------------------
                                         Debtor in Possession or Trustee
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
                            AMERICAN WASTE TRANSPORT
                                OPERATING ACCOUNT
                        FOR THE MONTH OF FEBRUARY , 2002

    Type          Date      Num       Name              Memo         Class  Clr           Split           Amount        Balance
-------------- ----------- ------ --------------- ----------------- ------- ----- ---------------------- -----------  -----------
                                                                                                                       37,189.56
1001-SANWA CHECKING                                                                                                    37,189.56
Bill Pmt-Check   02/05/2002  1449  U.S. TRUSTEE    VOID: 732-00-44134          X    2001-A/P-POST FILING         0.00  37,189.56
Bill Pmt-Check   02/05/2002  1450  U.S. TRUSTEE    732-00-44134                X    2001-A/P-POST FILING      -750.00  36,439.56
                                                                                                            ---------- -----------
Total 1001-SANWA CHECKING                                                                                     -750.00  36,439.56
                                                                                                            ---------- -----------
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
                            AMERICAN WASTE TRANSPORT
                               PAYROLL TAX ACCOUNT
                        FOR THE MONTH OF FEBRUARY , 2002


  Type      Date           Num      Name       Memo       Class   Clr          Split            Amount            Balance
-------- ------------   -------   ------- ---------- ---------- -----  ----------------- -------------------   ----------
                                                                                                                 428.92
1003-SANWA PAYROLL TAXES                                                                                         428.92
Check    02/27/2002                        Service Charge          X     6050-BANK CHARGES       -18.00          410.92
                                                                                                ----------   ----------
Total 1003-SANWA PAYROLL TAXES                                                                   -18.00          410.92
                                                                                                ----------   ----------
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
                            AMERICAN WASTE TRANSPORT
                                 PAYROLL ACCOUNT
                        FOR THE MONTH OF FEBRUARY , 2002

  Type         Date        Num        Name       Memo          Class     Clr              Split              Amount       Balance
---------   -----------   -------   -------- ---------------   -------   -----   ------------------------   ---------    ---------
                                                                                                                          711.64
1002-SANWA PAYROLL..                                                                                                      711.64
Check       02/27/2002                     Service Charge               X       6050-BANK CHARGES            -18.00       693.64
                                                                                                           ---------    ---------
Total 1002-SANWA PAYROLL..                                                                                   -18.00       693.64
                                                                                                           ---------    ---------
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